Information is as of December 31, 2015, except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Supplemental Financial Information Package –
Q4 2015
February 26, 2016
Exhibit 99.2

Forward Looking Statements and Other Disclosures

Certain statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended, and Apollo Residential Mortgage, Inc. (“AMTG” or the “Company”) claims the protections of the safe harbor for forward looking statements contained in such sections. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control.
These forward-looking statements include information about possible or assumed future results of Apollo Residential Mortgage, Inc.’s the Company’s business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may”, or similar expressions are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: market trends in the Company’s industry, interest rates, real estate values, the debt securities markets, the U.S. housing market or the general economy or the demand for residential mortgage loans; the Company’s business and investment strategy; the
Company’s operating results and potential asset performance; availability of opportunities to acquire Agency RMBS, non-Agency RMBS, residential mortgage loans and other residential mortgage assets or other real estate related assets; changes in the prepayment rates on the mortgage loans securing the Company’s RMBS; management’s assumptions regarding default rates on the mortgage loans securing the Company’s non-Agency RMBS; the Company’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowing; the
Company’s estimates regarding taxable income, the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by the Company to accrete the market discount on non-Agency RMBS, realized losses and changes in the composition of the Company’s Agency RMBS and non-Agency RMBS portfolios that may occur during the applicable tax period, including gain or loss on any RMBS disposals; expected leverage; general volatility of the securities markets in which the Company participates; the Company’s expected portfolio and scope of the Company’s target assets; the Company’s expected investment and underwriting process; interest rate mismatches between the Company’s target assets and any borrowings used to fund such assets; changes in interest rates and the market value of the Company’s target assets; rates of default or decreased recovery rates on the Company’s assets; the degree to which the Company’s hedging strategies may or may not protect the Company from interest rate volatility and the effects of hedging instruments on the Company’s assets; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters affecting the Company’s business;
the timing and amount of distributions to stockholders, which are declared and paid at the discretion of the Company’s board of directors and will depend on, among other things, the Company’s taxable income, the Company’s financial results and overall financial condition and liquidity; maintenance of the Company’s  qualification as a real estate investment trust for U.S. Federal income tax purposes and such other factors as the Company’s board of directors deems relevant; the Company’s ability to maintain its exclusion from registration as an investment company under the
Investment Company Act of 1940, as amended; availability of qualified personnel through ARM Manager, LLC; and the Company’s understanding of its competition.
The forward-looking statements are based on management’s beliefs, assumptions and expectations of AMTG’s future performance, taking into account all information currently available to management. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to AMTG. Some of these factors are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and the Company’s other filings with the
Securities and Exchange Commission (“SEC”). These and other risks, uncertainties and factors, including those  described in the Company’s annual, quarterly and current  reports filed with the
SEC, could cause the Company’s actual results to differ materially from those included in any forward-looking statements the Company makes.  All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect AMTG. Except as required by law,
AMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation contains information regarding the Company’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share.  Please refer to page 2 for a definition of “Operating Earnings” and the reconciliation of “Operating Earnings” to the applicable GAAP financial measure set forth on pages 16 and 17.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.  AMTG makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information.
Past performance is not indicative nor a guarantee of future returns.
Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities).  Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling.  No such index is indicative of the future results of any investment by AMTG.

Fourth Quarter and Full Year 2015 Summary
Reported Operating Earnings of $14.3 million, or $0.45 per
share of common stock for the fourth quarter of 2015
(1)
Quarter-end leverage multiple of 4.2x at December 31, 2015
Declared a $0.48 per share of common stock quarterly
dividend for stockholders of record as of December 31, 2015
Book value per share of common stock of $16.40 at
December 31, 2015
Residential Mortgage Backed Securities (“RMBS”) portfolio
totaled $3.1 billion at December 31, 2015
RMBS, securitized mortgage loan portfolio and other credit
investments had a 2.70% effective net interest spread at
December 31, 2015
(2)
Reported Operating Earnings of $66.0 million, or $2.06 per
share of common stock for year ended December 31, 2015
(1)
Estimated ordinary taxable income after preferred dividends
and net realized tax gains of $1.48 and $0.51, respectively, per share of common stock
Had $10.2 million of advances outstanding on a warehouse
line receivable, held $26.5 million of legal title to real estate subject to bond-for-title contracts (“BFT Contracts”) and $8.5 million of mortgage loans under the Seller Financing
Program
(3)
at
December
31,
2015
Had $333.8 million of other credit-focused assets, including securitized mortgage loans,  Agency risk sharing securities, small-balance commercial mortgage backed securities (“SBC-
MBS”) and Small Business Administration interest-only
securities at December 31, 2015
(1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and
Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 16 & 17  for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Effective net interest spread is a non-GAAP financial measure, which include the cost of the Company’s Swaps as a component of its interest expense.  Please see page 6.
(3) The “Seller Financing Program” refers to the  initiative whereby the Company provides funding through a warehouse line to a third-party to finance the acquisition and improvement of single-family homes.  Once the homes are improved, they are marketed for sale, with the seller providing financing to the buyer in the form of a mortgage loan or a BFT Contract.  The mortgage loans and BFT Contracts may be purchased by the Company or by an unrelated third party from the counterparty, at which time the associated balance on the warehouse
line is repaid.
Fourth Quarter 2015 Summary
Full Year 2015 Summary

Financial Summary

(1)
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 16 & 17 for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
Annualized Return on Average Assets is calculated as annualized Operating Earning plus preferred dividend requirement for the period, as a percentage of average interest earning assets, excluding cash.
(3)
Annualized Return on Average Equity is calculated as annualized Operating Earnings plus preferred dividend requirement for the period, as a percentage of average equity over the period.
($ amounts in thousands except per share data)
December 31, 2015
September 30, 2015
December 31, 2014
December 31, 2015
December 31, 2014
Interest Income
$38,173
$41,014
$39,314
$160,100
$154,177
Interest Expense
(8,085)
(8,208)
(7,900)
(32,358)
(30,386)
Net Interest Income
$30,088
$32,806
$31,414
$127,742
$123,791
Operating Earnings
(1)
$14,292
$17,351
$16,858
$65,958
$66,854
Weighted Average Shares of Common Stock Outstanding -
Basic
31,776
31,947
32,040
31,954
32,028
Operating Earnings per Share of Common Stock
(1)
$0.45
$0.54
$0.53
$2.06
$2.09
Average Leverage Multiple (Debt / Equity)
4.1x
4.1x
4.4x
4.1x
4.4x
Annualized Return on Average Assets
(2)
1.8%
1.9%
2.2%
1.8%
2.2%
Annualized Return on Average Equity
(3)
9.4%
9.3%
10.2%
8.8%
10.2%
Three Months Ended
Twelve Months Ended

Financial Summary
Operating Earnings per Share of Common Stock
(1)
Dividends per Share of Common Stock
Quarter-End Book Value per Share of Common Stock
(1)
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 16 & 17 for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
$0.45
$0.48
$0.48
$0.48
$0.48
$0.36
$0.38
$0.40
$0.42
$0.44
$0.46
$0.48
$0.50
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
$19.12
$19.21
$18.31
$17.08
$16.40
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
$0.53
$0.51
$0.56
$0.54
$0.45
$0.00
$0.15
$0.30
$0.45
$0.60
$0.75
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Book Value Roll-Forward

Book Value - September 30, 2015
17.08
$
  Common stock dividend declared
(0.48)

  Operating Earnings, net of preferred dividend
0.45

Non-Operating Items Impacting Net Income:
Rates:
  Unrealized (loss) on Agency RMBS, net
(0.61)

  Realized (loss) on sales of Agency RMBS, net
0.10

  Unrealized gain on hedging instruments, net
0.56

  Realized (loss) on expirations of Swaptions
(0.12)

  Realized (loss) on TBA Contract terminations, net
(0.06)

  Adjustment for tax amortization of losses for Swaptions expirations, included in Operating Earnings
0.02

Credit:
  Unrealized (loss) on non-Agency RMBS, net
(0.58)

  Unrealized (loss) on securitized mortgage loans, net
(0.06)

  Unrealized gain on hedging instruments, net
0.04

  Unrealized (loss) on other investment securities
(0.02)

  Realized gain on sales of non-Agency RMBS, net
0.20

  Other-than-temporary impairments
(0.07)

Other:
   Other, net
0.01

   Equity award plan share deliveries
(0.06)

Book Value - December 31, 2015
16.40
$

Portfolio Summary and Net Interest Spread

Allocation of Portfolio Equity at December 31, 2015
(1)
Effective Net Interest Spread for the Three Months Ended
December 31, 2015
(2)
(1)
Percentages reflect amount of equity allocated to Agency RMBS, non-Agency RMBS and other credit investments and securitized mortgage loans, net of associated assets and liabilities, including the fair value of interest rate derivatives. Cash and other net, represents cash and other
assets and liabilities not specifically allocable to Agency RMBS, non-Agency RMBS and other credit investments or securitized mortgage loans.
(2)
Effective net interest spread is a non-GAAP financial measure, which include the cost of the Company’s Swaps as a component of its interest expense, as presented.
(3)
Reflects legal title to real estate subject to BFT Contracts at December 31, 2015, which had an aggregate principal balance of $27,140 with a weighted average interest rate of 8.20%.
(4)
Net of $545 of accumulated depreciation.
Other Investments at December 31, 2015
Non-Agency
RMBS and
Other Credit
Investments
52%
Cash and Other,
net
14%
Agency RMBS
26%
Securitized
Mortgage Loans
8%
Agency
RMBS
Non-Agency
RMBS and
Other
Credit
Investments
Securitized
Mortgage
Loans
Weighted
Average
Asset Yield
2.95%
5.98%
8.86%
4.44%
Interest Expense
0.48%
1.91%
3.16%
1.11%
Cost of Swaps
1.04%
-%
0.45%
0.64%
Effective Net Interest Spread
1.43%
4.07%
5.25%
2.70%
($ in thousands)
Amortized Cost
Warehouse line receivable
10,239
$
Real estate subject to BFT Contracts, net of accumulated depreciation
(3)(4)
26,525
Mortgage loans purchased through Seller Financing Program
8,469
Total Other Investments
45,233
$

Agency RMBS Portfolio at December 31, 2015

Agency RMBS Portfolio Overview
Constant Prepayment Rates (“CPR”)
(1)
Other includes 30-year pass-throughs
backed by relocation mortgages, Agency interest only securities (“Agency IO”) and Agency inverse IO securities (“Agency Inverse IO”).
Short Reset ARMs
15%
HARP / MHA  /
High LTV 30 Year
Pass-Throughs
3%
Loan Balance 30
Year Pass-Throughs
60%
New Production 30-
Year Pass-Throughs
5%
Geographic 30-Year
Pass-Throughs
12%
Other(1)
5%
4.9%
4.9%
6.7%
8.0%
6.8%
6.0%
8.6%
7.6%
8.6%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Total Agency Portfolio average one month CPR
($ in thousands)
Estimated Fair
Value
Q4 2015 CPR
Agency Pass-Throughs
1,800,250
$
8.0%
Agency  IO and Agency Inverse  IO
64,106
13.1%
Total
1,864,356
$
8.6%

Agency RMBS Portfolio at December 31, 2015

Agency RMBS Portfolio Composition Summary
(1)
Amortized cost is reduced by other-than-temporary impairments.
(2)
Estimated weighted average yield at the date presented incorporates prepayment assumptions and forward interest rate assumptions on Agency RMBS.
(3)
Agency IO and Agency Inverse IO are interest only and inverse IO securities, respectively, that receive some or all of the interest payments, but no principal payments, made on a related series of Agency RMBS, based on a notional principal balance.  The notional
principal balance is used solely to determine interest distributions on interest-only classes of securities.  At December 31, 2015, the Company’s investments in Agency IOs had a notional balance of $564,931 and the Company’s investments in Agency Inverse IOs had a notional balance of $38,529.
($ in thousands)
Principal Balance
Premium
Amortized Cost
(1)
Estimated Fair
Value
Weighted
Average
Coupon
Estimated
Weighted
Average
Yield
(2)
Agency pass-through RMBS
30-Year Mortgages
ARM-RMBS
272,533
$
19,247
$
291,780
$
289,057
$
2.51%
1.47%
3.5% coupon
511,184
24,295
535,479
527,657
3.50%
2.76%
4.0% coupon
925,929
61,523
987,452
983,536
4.00%
2.84%
1,709,646
105,065
1,814,711
1,800,250
3.61%
2.59%
Agency IO
(3)
-
-
57,778
57,354
2.33%
7.68%
Agency Inverse IO
(3)
-
-
6,864
6,752
6.62%
14.13%
Total Agency RMBS
1,709,646
$
105,065
$
1,879,353
$
1,864,356
$
4.53%
2.79%

Non-Agency RMBS and Other Credit Securities Portfolio at December 31, 2015
Non-Agency RMBS and Other Credit Securities
Portfolio Overview
(1)
Non-Agency RMBS Portfolio Vintage
(1)
Non-Agency RMBS Cash-Flow Profile
(1)
(1)
Includes $64.6 million of small balance commercial mortgage backed securities, $98.7 million of Agency risk sharing securities and $3.0 million of Small Business Administration loans.
9
Subprime
61%
Agency Risk
Sharing
7%
Pay-Option
ARM
15%
Small Business
Administration
1%
Small-Balance
Commercial
5%
Alt-A
11%
1998-2002
3%
2003
4%
2004
19%
2005
30%
2006
18%
2007
4%
2013
2%
2014
11%
2015
9%
Current-Pay
69%
Locked-Out
31%

Non-Agency RMBS Portfolio at December 31, 2015
(1)  Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral.  The Company's non-Agency RMBS may incur losses if credit enhancement is reduced to zero.
(2)  CRR represents conditional repayment rate.  Information is based on loans for individual groups owned by the Company.  Amounts presented reflect the weighted average monthly performance for the three months ended December 31, 2015.
10
December 31, 2015
Portfolio Characteristics
Estimated Fair Value ($ in thousands)
$1,197,226
Amortized Cost to Par Value
89.6%
Net Weighted Average Security Coupon
1.7%
Collateral Attributes
Weighted Average Loan Age (months)
126
Weighted Average Original Loan-to-Value
80.3%
Weighted Average Original FICO Credit Score
644
Current Performance
60+ Day Delinquencies
28.5%
Average Credit Enhancement
(1)
27.9%
3 Month CRR
(2)
5.1%

Financing and Derivative Instruments Overview
Borrowings at December 31, 2015
Derivative Instruments at December 31, 2015
Swaps Overview at December 31, 2015
(1)
Includes $90,281 of repurchase borrowings collateralized by non-Agency RMBS of $125,125 that were eliminated from the Company’s consolidated balance sheet in consolidation with the variable interest entity associated with our securitization transaction.
(2)
Are comprised of Swaption
sale contracts.
11
($ in thousands)
Balance
Weighted
Average
Borrowing
Rate
Weighted
Average
Remaining
Maturity  (days)
Securities Financed:
Agency RMBS
1,719,479
$
0.49%
15
Non-Agency RMBS
(1)
1,052,231
1.94%
101
Other investment securities
126,637
1.91%
116
Total Borrowings
2,898,347
$
1.08%
51
($ in thousands)
Notional Amount
Estimated Fair
Value
Swaps
-
assets
693,000
$
3,103
$
Swaptions
-
assets
875,000
1,244
$
Swaps
-
(liabilities)
994,000
(10,237)
Swaptions
-
(liabilities)
(2)
300,000
(3,381)
Long
TBA
Contracts
-
(liabilities)
100,000
(195)
Total Derivative Instruments
2,962,000
$
(9,466)
$
($ in thousands)
Term to Maturity
Notional
Amount
Weighted
Average
Fixed Pay
Rate
Weighted
Average
Maturity
(Years)
Less than 1 year
110,000
$
1.38%
0.8
More than 1 year up to and including 3 years
999,000
1.02%
1.6
More than 3 years up to and including 5 years
64,000
2.28%
4.5
Greater than 5 years
514,000
2.11%
7.2
Total
1,687,000
$
1.43%
3.4

Swaptions
Overview
Purchase Contract Swaptions
Overview at December 31, 2015
Sale Contract Swaptions
Overview at December 31, 2015
($ in thousands)
Purchase Contracts:
Weighted
Average
Weighted
Weighted
Fixed Pay
Months Until
Average
Average
Rate for
Premium
Option
Notional
Swap Term
Fixed-Pay
Underlying Swap
Cost
Fair Value
Expiration
Amount
(Years)
Rate
2.34 -
2.50%
854
$
-
$
0.6
100,000
$
5.0
2.34%
2.51 -
2.75%
552
87
6.9
75,000
5.0
2.72%
2.76 -
3.00%
5,820
278
2.7
400,000
10.0
2.94%
3.01 -
3.25%
4,019
879
7.4
300,000
10.0
3.15%
Total
11,245
$
1,244
$
4.5
875,000
$
9.0
2.92%
Option
Underlying Swap
($ in thousands)
Sale Contracts:
Weighted
Average
Weighted
Weighted
Fixed Pay
Months Until
Average
Average
Rate for
Premium
Option
Notional
Swap Term
Fixed-Pay
Underlying Swap
(Received)
Fair Value
Expiration
Amount
(Years)
Rate
1.72%
(500)
$
(507)
$
6.9
75,000
$
5.0
1.72%
1.99%
(640)
(539)
8.7
50,000
10.0
1.99%
2.03%
(1,200)
(1,314)
10.5
100,000
10.0
2.03%
2.14%
(953)
(1,021)
6.9
75,000
10.0
2.14%
Total
(3,293)
$
(3,381)
$
8.4
300,000
$
8.8
1.97%
Option
Underlying Swap

13 Financials

Balance Sheet
(in thousands—except share and per share data)
December 31, 2015
December 31, 2014
Assets:
Cash and cash equivalents
120,144
$
114,443
$
Restricted cash
83,693
69,006
RMBS, at fair value ($2,981,316 and $3,583,853 pledged as collateral, respectively)
3,061,582
3,755,632
Securitized mortgage loans transferred to consolidated variable interest entities, at fair value
167,624
104,438
Other investment securities, at fair value ($163,263 and $34,228 pledged as collateral, respectively)
166,190
34,228
Other investments
45,233
40,561
Mortgage loans, at fair value ($0 and $13,602 pledged as collateral, respectively)
-
14,120
Investment related receivable ($0 and $168,705 pledged as collateral, respectively)
2,692
191,455
Interest receivable
9,849
10,455
Derivative instruments, at fair value
4,347
11,642
Other assets
1,671
2,073
Total Assets
3,663,025
$
4,348,053
$
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements
2,898,347
$
3,402,327
$
Non-recourse securitized debt, at fair value
18,951
34,176
Investment related payable
-
76,105
Obligation to return cash held as collateral
280
2,546
Accrued interest payable
9,138
13,026
Derivative instruments, at fair value
13,813
8,949
Payable to related party
6,373
4,968
Dividends and dividend equivalents payable
19,170
18,305
Accounts payable, accrued expenses and other liabilities
2,090
1,699
Total Liabilities
2,968,162
$
3,562,101
$
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, 6,900,000 shares issued and outstanding
($172,500 aggregate liquidation preference)
69
$
69
$
Common stock, $0.01 par value, 450,000,000 shares authorized, 31,853,025 and 32,088,045  shares issued and outstanding, respectively
319
321
Additional paid-in-capital
789,465
793,274
Accumulated deficit
(94,990)
(7,712)
Total Stockholders' Equity
694,863
$
785,952
$
Total Liabilities and Stockholders' Equity
3,663,025
$
4,348,053
$

Income Statement

(in thousands—except per share data)
2015
2014
2015
2014
Interest Income:
RMBS
31,485
$
36,436
$
137,238
$
144,529
$
Securitized mortgage loans and mortgage loans
3,639
1,856
13,444
7,900
Other
3,049
1,022
9,418
1,748
Total Interest Income
38,173
39,314
160,100
154,177
Interest Expense:
Repurchase agreements
(7,803)
(7,532)
(30,984)
(28,746)
Securitized debt
(282)
(368)
(1,374)
(1,640)
Total Interest Expense
(8,085)
(7,900)
(32,358)
(30,386)
Net Interest Income
30,088
$
31,414
$
127,742
$
123,791
$
Other Income/(Loss), net:
Realized gain/(loss) on sale of RMBS, net
9,658
$
7,480
16,998
(8,821)
Realized gain on sale of other investment securities, net
-
-
102
-
Other-than-temporary impairments recognized
(2,229)
(5,934)
(12,089)
(14,891)
Unrealized gain/(loss) on RMBS, net
(37,702)
10,469
(64,027)
102,942
Unrealized gain/(loss) on securitized debt
(155)
163
1,031
(124)
Unrealized gain on securitized mortgage loans, net
(1,848)
726
(1,958)
4,813
Unrealized (loss) on mortgage loans
-
(9)
-
(9)
Unrealized gain/(loss) on other investment securities
(793)
(280)
(6,376)
(96)
Gain/(loss) on derivative instruments, net (includes $19,032, ($18,628),
($5,015) and ($39,379 of unrealized gains/(losses), respectively)
8,792
(25,005)
(46,411)
(88,527)
Other, net
(80)
74
(123)
82
Other Income/(Loss), net
(24,357)
$
(12,316)
$
(112,853)
$
(4,631)
$
Operating Expenses:
General and administrative (includes ($222), ($254), ($1,189) and
($1,265) of non-cash stock based compensation, respectively)
(4,205)
$
(2,964)
$
(15,415)
$
(11,905)
$
Management fee -
related party
(2,720)
(2,840)
(11,069)
(11,200)
Total Operating Expenses
(6,925)
$
(5,804)
$
(26,484)
$
(23,105)
$
Net Income/(Loss)
(1,194)
$
13,294
$
(11,595)
$
96,055
$
Preferred Stock Dividends Declared
(3,450)
(3,450)
(13,800)
(13,800)
Net Income/(Loss) Allocable to Common Stock and
Participating Securities
(4,644)
$
9,844
$
(25,395)
$
82,255
$
Earnings/(Loss)
per
Share
of
Common
Stock
-
Basic
and
Diluted
(0.15)
$
0.30
$
(0.81)
$
2.55
$
Dividends Declared per Share of Common Stock
0.48
$
0.45
$
1.92
$
1.71
$
Three Months Ended
December 31,
Twelve Months Ended
December 31,

Reconciliation of Operating Earnings
(1)
(1)
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
Reflects per share amount for each component presented.
(in thousands—except share and per share data)
December 31, 2015
Per Share
Amount
(2)
December 31, 2014
Per Share
Amount
(2)
Operating Earnings:
Net income/(loss) allocable to common stockholders
(4,793)
$
(0.15)
$
9,689
$
0.30
$
Adjustments:
Realized (gain) on sale of RMBS, net
(9,658)
(0.30)
(7,480)
(0.23)
Unrealized (gain)/loss on RMBS, net
37,702
1.18
(10,468)
(0.33)
OTTI recognized
2,229
0.07
4,444
0.14
Unrealized (gain)/loss on derivative instruments, net
(19,030)
(0.60)
18,627
0.58
Other unrealized (gain)/loss, net
2,796
0.08
889
0.03
Non-cash stock-based compensation expense
222
0.01
254
0.01
Realized loss on Swap and Swaption terminations, net
3,741
0.12
1,885
0.06
Realized loss on TBA Contracts
1,853
0.06
(622)
(0.02)
Tax amortization of (loss) on Swaption terminations and
expirations, net
(770)
(0.02)
(360)
(0.01)
Total adjustments to arrive at operating earnings:
19,085
0.60
7,169
0.23
Operating Earnings
14,292
$
0.45
$
16,858
$
0.53
$
Weighted average shares of common stock
31,776
32,040
Three Months Ended
Three Months Ended

Reconciliation of Operating Earnings
(1)
(1)
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
Reflects per share amount for each component presented.
(in thousands—except share and per share data)
December 31, 2015
Per Share
Amount
(2)
December 31, 2014
Per Share
Amount
(2)
Operating Earnings:
Net income allocable to common stockholders
(26,008)
$
(0.81)
$
81,690
$
2.55
$
Adjustments:
Realized (gain)/loss on sale of RMBS, net
(16,998)
(0.53)
8,821
0.28
Unrealized (gain)/loss on RMBS, net
64,027
2.00
(102,942)
(3.21)
OTTI recognized
12,089
0.38
14,891
0.47
Unrealized (gain)/loss on derivative instruments, net
5,015
0.15
39,379
1.23
Other unrealized (gain)/loss, net
7,201
0.22
(4,584)
(0.15)
Non-cash stock-based compensation expense
1,189
0.04
1,265
0.04
Realized loss on Swap and Swaption terminations, net
15,636
0.49
22,502
0.70
Realized loss on TBA Contracts
6,356
0.20
6,534
0.20
Tax amortization of (loss) on Swaption terminations and
expirations, net
(2,549)
(0.08)
(702)
(0.02)
Total adjustments to arrive at operating earnings:
91,966
2.87
(14,836)
(0.46)
Operating Earnings
65,958
$
2.06
$
66,854
$
2.09
$
Weighted average shares of common stock
31,954
32,028
Twelve Months Ended
Twelve Months Ended

18 Contact Information Hilary Ginsberg Investor Relations Manager 212-822-0767